                                                                ARTHUR ANDERSEN



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83652 for Hartford Life and Annuity Insurance Company Separate Account Five on Form S-6.
                                                         s/ Arthur Andersen LLP
Hartford, Connecticut
April 11, 2001